UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2020
SOUTHWEST AIRLINES CO.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
_____________________	_____________	______________
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611
Dallas,	Texas	75235-1611
_________________________________		___________
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code:   (214) 792-4000

Not Applicable
______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	LUV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously reported, on April 20, 2020, Southwest Airlines Co. (the "Company") entered into definitive documentation with the United States Department of Treasury ("Treasury") with respect to the receipt of funding support pursuant to the Payroll Support Program ("Payroll Support") under the Coronavirus Aid, Relief and Economic Security Act. On April 20, 2020, the Company entered into a payroll support program agreement (the "PSP Agreement") with Treasury, and as consideration for the Payroll Support, the Company issued a promissory note (the "Note") in favor of Treasury and entered into a warrant agreement with Treasury (the "Warrant Agreement" and, together with the PSP Agreement and the Note, the "Payroll Support Documents"), pursuant to which the Company agreed to issue warrants (each, a "Warrant") to purchase common stock of the Company to Treasury in connection with each disbursement of Payroll Support. The Company received the first of four expected disbursements of Payroll Support on April 21, 2020.
On May 29, 2020, the Company received the second disbursement of Payroll Support in the amount of $651,836,344, for which the Company provided Treasury consideration in the form of an increase of the Note in an amount of $195,550,903 and a Warrant to purchase up to 536,197 shares of the Company's common stock. After taking into account this second installment of Payroll Support, the Company has received a total of $2,281,427,204, or 70 percent of the total expected Payroll Support, for which the Company has provided Treasury with a Note in the aggregate amount of $654,428,161 and Warrants to purchase up to 1,794,429 shares of the Company's common stock. The remainder of the Payroll Support is expected to be disbursed to the Company, and the additional Warrants are expected to be issued, in two installments in June and July 2020.
A description of the Payroll Support Documents can be found in Note 13 to the Company’s unaudited Condensed Consolidated Financial Statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and a copy of each Payroll Support Document was filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2020.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Specific forward-looking statements include, without limitation, statements related to the Company's expectations about future disbursements pursuant to the Payroll Support Documents. These forward-looking statements are based on the Company's current intent and expectations and are not guarantees of future events. Forward-looking statements involve risks, uncertainties, assumptions, and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors include, among others, (i) the Treasury's right pursuant to the Payroll Support Documents to amend the documents or require new or additional conditions of the Payroll Support in ways that may be materially adverse to the Company and (ii) the enactment or adoption of future laws, statutes, and regulations and interpretation or enforcement of current and future laws, statutes, and regulations that affect the terms or application of the Payroll Support Documents and that may have a material adverse effect on the Company. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of the forward-looking statements contained herein. Other unknown or unpredictable factors could also have material adverse effects on the Company's expectations described herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

Date:	May 29, 2020	By:	/s/ Tammy Romo
		Name:	Tammy Romo
		Title:	Executive Vice President and Chief
Financial Officer